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Institutional Class                       Investor Class
Supplement Dated June 5, 2009             Supplement Dated June 5, 2009
To the Prospectus dated March 1, 2009     To the Prospectus dated March 1, 2009
As Supplemented March 17, 2009            As Supplemented March 31, 2009
and April 14, 2009                        and April 14, 2009
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Institutional and Investor Classes
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In the seventh paragraph under the section titled "The Manager", Mr. Quinn's title is Executive Chairman.

The risk factor titled "Securities Lending Risk" in the section titled "Principal Risk Factors" is hereby deleted from each Fund where it appears except for the Small Cap Value Fund and the International Equity Fund which continue to engage in securities lending.

The paragraph following the list of sub-advisors in the section titled "Large Cap Value Fund- Principal Strategies" is replaced with the following:

   A smaller proportion of the Fund's assets is currently allocated to Hotchkis and Wiley Capital Management, LLC ("Hotchkis") than to the other sub-advisors, because Hotchkis was closed to new investment by the Fund for a period of time. The manager intends to allocate new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Global Investment Management, LLC and Metropolitan West Capital Management, LLC. New assets will be allocated to Hotchkis as permitted by its capacity constraints and other considerations by the Manager.

The second sentence in the first paragraph in the section titled "Small Cap Value Fund-Principal Strategies" is replaced with the following:

   These companies generally have market capitalizations of $3 billion or less at the time of investment.

The last sentence in the fourth paragraph in the section titled "Small Cap Value Fund-Principal Strategies" is replaced with the following:

   The Manager intends to allocate new assets among Brandywine Global, Dreman, MetWest Capital, Opus, and The Boston Company as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

The paragraph following the list of sub-advisors in the section titled "Balanced Fund-Principal Strategies" is replaced with the following:

   Approximately one third of the Fund's assets are currently allocated to Barrow, Hanley, Mewhinney & Strauss, Inc. and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund's guidelines. The remaining third of the Fund's assets is currently allocated between the Manager, who invests its allocation in fixed income securities, and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), who invests its allocation in equity securities. The allocation between the Manager and Hotchkis may be impacted by capacity constraints by Hotchkis and other considerations by the Manager.

As of May 29, 2009, the Small Cap Value Opportunity Fund was terminated and liquidated. All references to the Small Cap Value Opportunity Fund and its sub-advisor, PanAgora Asset Management, Inc., are deleted.

As of May 15, 2009, the Money Market Fund was terminated and liquidated. All references to the Money Market Fund are deleted.


Investor Class
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As of May 15, 2009, the U.S. Government Money Market Fund was terminated and liquidated. All references to the U.S. Government Money Market Fund are deleted.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE
REFERENCE